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                                  EXHIBIT 10.65

                               Third Amendment to

                           Purchase and Sale Agreement

                              dated January 5, 2004

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                                 THIRD AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

                                  by and among

                        Riverchase Assisted Living, Ltd.
                        Senior Lifestyle Heritage, L.L.C.
                Integrated Management - Carrington Pointe, L.L.C.
            Integrated Living Communities of West Palm Beach, L.L.C.
                  Senior Lifestyle Newport Limited Partnership
                 Senior Lifestyle Pinecrest Limited Partnership
                 Senior Lifestyle Prosperity Limited Partnership
                Integrated Living Communities of Sarasota, L.L.C.
                      Olympia Fields Senior Housing, L.L.C.
                  Senior Lifestyle East Bay Limited Partnership
                Senior Lifestyle Emerald Bay Limited Partnership
                              Greenwich Bay, L.L.C.
                 Senior Lifestyle North Bay Limited Partnership
                Senior Lifestyle Sakonnet Bay Limited Partnership
                             South Bay Manor, L.L.C.
                           West Bay Manor, L.L.C. and
                  Integrated Living Communities of Dallas, L.P.

                            collectively, as Sellers,

                                       and

                  CNL Retirement Corp., a Florida corporation,

                                  as Purchaser

                                 January 5, 2004

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                                 THIRD AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

         THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made effective as of January 5, 2004 by and among (i) (1) Riverchase Assisted Living, Ltd., a Texas limited partnership, (2) Senior Lifestyle Heritage, L.L.C, a Delaware limited liability company, (3) Integrated Management - Carrington Pointe, L.L.C., a Delaware limited liability company, (4) Integrated Living Communities of West Palm Beach, L.L.C. , a Delaware limited liability company,
(5) Senior Lifestyle Newport Limited Partnership, a Delaware limited partnership, (6) Senior Lifestyle Pinecrest Limited Partnership, a Delaware limited partnership, (7) Senior Lifestyle Prosperity Limited Partnership, a Delaware limited partnership, (8) Integrated Living Communities of Sarasota, L.L.C., a Delaware limited liability company, (9) Olympia Fields Senior Housing, L.L.C., a Delaware limited liability company, (10) Senior Lifestyle East Bay Limited Partnership, a Delaware limited partnership, (11) Senior Lifestyle Emerald Bay Limited Partnership, a Delaware limited partnership, (12) Greenwich Bay, L.L.C., a Delaware limited liability company, (13) Senior Lifestyle North Bay Limited Partnership, a Delaware limited partnership, (14) Senior Lifestyle Sakonnet Bay Limited Partnership, a Delaware limited partnership, (15) South Bay Manor, L.L.C., a Delaware limited liability company, (16) West Bay Manor, L.L.C., and (17) Integrated Living Communities of Dallas, L.P., a Delaware limited partnership (each a "Seller" and collectively, "Sellers"), and (ii) CNL Retirement Corp., a Florida corporation ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Sellers and Purchaser entered into a Purchase and Sale Agreement dated as of December 19, 2003, as amended by that certain First Amendment to Purchase and Sale Agreement dated effective December 30, 2003, and as amended by that certain Second Amendment to Purchase and Sale Agreement dated effective December 31, 2003 (collectively the "Original Agreement") with respect to the purchase and sale of nineteen (19) senior living facilities.

         WHEREAS, Sellers and Purchaser wish to amend the Original Agreement as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Sellers and Purchaser hereby agree as follows:

SECTION 1. DEFINITIONS.

         Capitalized terms used in this Amendment and not defined elsewhere herein shall have the meanings set forth in the Original Agreement.

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SECTION 2. AMENDMENTS.

         2.1      Amendments to Section 1.

                  (a) Section 1 (Definitions) of the Original Agreement is hereby amended by adding the following new definition:

                  "Deed Related Transfer Taxes" shall have the meaning given such term in Section 10.2(c)."

                  (b) Section 1 (Definitions) of the Original Agreement is further amended by deleting the existing definition of "Purchase Price" and in lieu, in place, and instead thereof is inserted the following:

                  ""Purchase Price" shall mean Five Hundred Two Million One Hundred Eighty Thousand Dollars ($502,180,000) which is the amount to be paid by Purchaser to Sellers for the Properties, which shall be allocated amongst the Properties by their Allocated Purchase Prices and between Real Property, Improvements and Assets for each Property, all as set forth on SCHEDULE B hereto. The Purchase Price also shall be subject to adjustments, credits and prorations as provided herein."

         2.2 Amendments to Schedule B. Schedule B to the Original Agreement is hereby amended to reflect the Purchase Price set forth in Section 2.1(b) above by reducing each Property's Allocated Purchase Price pro rata to reflect the reduction in the Purchase Price to Five Hundred Two Million One Hundred Eighty Thousand Dollars ($502,180,000). Within one (1) Business Day following the date of this Amendment, Sellers shall furnish Purchaser with an updated Schedule B to the Original Agreement reflecting such pro rata reduction on each Property's Allocated Purchase Price.

         2.3 Amendment to Section 8.4. Section 8.4 (Maintenance and Renovation Contracts) of the Original Agreement is hereby amended by amending and restating Schedule Z to the Second Amendment to Purchase and Sale Agreement dated December 31, 2003 in the form of Schedule Z attached hereto and incorporated by reference into this Amendment.

         2.4 Amendments to Section 10 (Apportionments).

                  (a) Section 10.2 (Closing Costs) of the Original Agreement is hereby amended by deleting subsection (a) and in lieu, in place, and instead thereof is inserted the following:

                           "(a) All Third-Party Costs (hereinafter defined)
                  shall be borne one hundred percent (100%) by Purchaser. All Third-Party Costs are included in the determination of rent under the Leases (subject to the terms of the Leases providing that the aggregate maximum amount of Third-Party Costs plus the "Third-Party Costs" under the Niles Sale Agreement which may be included in the determination of rent of the Original Agreement is Five Million Eight Hundred Thousand Dollars ($5,800,000),

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                  excluding any reserves required to be posted by Purchasers, their Affiliates, any of the Property Transferees, the purchaser under the Niles Sale Agreement or its Affiliates on the Closing Date to satisfy the requirements of the Lenders or the lender with respect to the property which is the subject of the Niles Sale Agreement). All Deed Related Transfer Taxes shall be borne one hundred percent (100%) by Sellers, and the responsibility of Sellers for payment of all Deed Related Transfer Taxes shall not be subject to the post-closing limitations of Sections 11.3 and 11.4 hereof."

                  (b) Section 10.2 (Closing Costs) of the Original Agreement is hereby further amended by deleting subsection 10.2(c) and in lieu, in place, and instead thereof is inserted the following:

                           "(c) As used herein, the term "Transfer Taxes" shall
                  mean any transfer, sales, use, recordation or other similar taxes, impositions, expenses or fees incurred in connection with the Closing (except for the Deed Related Transfer Taxes) and the assumption of the Loan for each Property and/or the recordation or filing of any documents or instruments in connection therewith (except for the Deed Related Transfer Taxes) or the sale, transfer or conveyance of the Properties from Sellers to the Applicable Property Transferees (except for the Deed Related Transfer Taxes) or the Lease of each Property from the Applicable Property Transferees to the applicable Tenant. Transfer Taxes shall not include, and each Seller shall be solely responsible for any taxes due in respect of its income, net worth or capital, if any, and any privilege, sales and occupancy taxes, due or owing to any Governmental Authority in connection with the operation of its Property for any period of time prior to the Closing, and the Applicable Property Transferees, and each Tenant, as applicable, shall be solely responsible for all such taxes for any period from and after the Closing, and provided further that any income tax arising as a result of the sale and transfer of any Property by Sellers to Purchaser shall be the sole responsibility of Sellers."

                           As used herein, the term "Deed Related Transfer
                  Taxes" shall mean any transfer, sales, use, recordation or other similar taxes, impositions, expenses or fees owed or incurred in connection with the transfer of the fee simple interest in the Properties from Sellers to the Applicable Property Transferees, including the recordation of the Deed for each Property from each Seller to the Applicable Property Transferees and/or the recordation or filing of any documents or instruments in connection therewith."

         2.5 Amendment to Schedule E-1 (Form of Lease). Section 5.2.8 of Schedule E-1 (Form of Lease) of the Original Agreement is hereby amended to provide that Landlord shall be obligated to pay from funds in the Reserve, in accordance with the provisions of Section 5.2 of the Lease, all repairs, alterations, improvements, renewals or replacements which are required or

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otherwise necessary to cause the Leased Property to comply with the Americans with Disabilities Act, as amended from time to time. If, at any time, funds in the Reserve shall be insufficient to pay for such repairs, alterations, improvements, renewals or replacements, Landlord shall fund the shortfall, if any, and, upon disbursement by Landlord of such shortfall, Minimum Rent shall be adjusted as provided in Section 3.3 of the Lease. Within one (1) Business Day following the date of this Amendment, Sellers shall furnish Purchaser with an updated Schedule E-1 to the Original Agreement reflecting the amendment to the form of Lease set forth in the immediately preceding sentence.

SECTION 3. ELECTION.

         The execution and delivery of this Amendment by Purchaser shall constitute Purchaser's election not to deliver the Tax Termination Notice.

SECTION 4. MISCELLANEOUS.

         4.1 Notices. Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Amendment shall be delivered as set forth under Section 12.4 of the Original Agreement.

         4.2 Counterparts, Etc. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be deemed originals for purposes of determining the enforceability of this Amendment. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof. The Original Agreement as amended by this Amendment may not be amended or modified in any respect other than by the written agreement of all of the parties hereto.

         4.3 Ratification. Except as amended by this Amendment, the terms of the Original Agreement are hereby ratified and confirmed in all respects.

                            [SIGNATURE PAGES FOLLOW]

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         IN WITNESS WHEREOF, the parties have caused this Third Amendment to
Purchase and Sale Agreement to be executed as a sealed instrument as of the date first hereinabove written.

                                         SELLERS:

                                         THE PARK AT RIVERCHASE (AL):

                                         RIVERCHASE ASSISTED LIVING, LTD.,
                                         a Texas limited partnership

                                         By: WXI/Senior Lifestyle Riverchase
                                             Gen-Par, L.L.C.,
                                             a Delaware limited liability
                                             company,
                                             its General Partner

                                             By: Integrated Living Communities,
                                                 L.L.C.,
                                                 a Delaware limited liability
                                                 company,
                                                 its Sole Member

                                                 By: /s/ Jon A. DeLuca
                                                     ---------------------------
                                                     Jon A. DeLuca
                                                     Vice President and
                                                     Chief Financial Officer

                                         THE HERITAGE PALMERAS (AZ):

                                         SENIOR LIFESTYLE HERITAGE, L.L.C.,
                                         a Delaware limited liability company

                                         By: WHSLA Real Estate Limited
                                             Partnership,
                                             a Delaware limited partnership,
                                             its Sole Member

                                             By: WHSLA Gen-Par, Inc.,
                                                 a Delaware corporation,
                                                 its General Partner

                                                  By: /s/ Jon A. DeLuca
                                                      --------------------------
                                                      Jon A. DeLuca
                                                      Vice President and
                                                      Chief Financial Officer

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                                         CARRINGTON POINTE AND CHERRY HILLS
                                         CLUB (CA):

                                         INTEGRATED MANAGEMENT - CARRINGTON
                                         POINTE, L.L.C.,
                                         a Delaware limited liability company

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

                                         HERON'S RUN (FL):

                                         INTEGRATED LIVING COMMUNITIES OF WEST
                                         PALM BEACH, L.L.C.,
                                         a Delaware limited liability company

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

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                                         NEWPORT PLACE AND THE POINTE AT NEWPORT
                                         PLACE (FL):

                                         SENIOR LIFESTYLE NEWPORT LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: SLC Newport, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         PINECREST PLACE (FL):

                                         SENIOR LIFESTYLE PINECREST
                                         LIMITED PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: SLC Pinecrest, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

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                                         PROSPERITY OAKS (FL):

                                         SENIOR LIFESTYLE PROSPERITY LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: Prosperity Gen-Par, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         WATERSIDE RETIREMENT ESTATES (FL):

                                         INTEGRATED LIVING COMMUNITIES OF
                                         SARASOTA, L.L.C.,
                                         a Delaware limited liability company

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

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                                        THE PARK AT OLYMPIA FIELDS (IL):

                                        OLYMPIA FIELDS SENIOR HOUSING, L.L.C.,
                                        a Delaware limited liability company

                                        By: WHSLC Realty, L.L.C.,
                                            a Delaware limited liability company

                                            By: WHSLH Realty, L.L.C.,
                                                a Delaware limited liability
                                                company,
                                                its member

                                                By: /s/ Jon A. DeLuca
                                                    ----------------------------
                                                    Jon A. DeLuca
                                                    Vice President and
                                                    Chief Financial Officer

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                                         EAST BAY MANOR (RI):

                                         SENIOR LIFESTYLE EAST BAY LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: SLC East Bay, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         EMERALD BAY MANOR (RI):

                                         SENIOR LIFESTYLE EMERALD BAY LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: SLC Emerald Bay, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         GREENWICH BAY MANOR (RI):

                                         GREENWICH BAY, L.L.C.,
                                         a Delaware limited liability company

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

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                                         NORTH BAY MANOR (RI)

                                         SENIOR LIFESTYLE NORTH BAY LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: SLC North Bay, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         SAKONNET BAY MANOR (RI):

                                         SENIOR LIFESTYLE SAKONNET BAY LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: SLC Sakonnet Bay, Inc.,
                                             a Delaware corporation,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                         SOUTH BAY MANOR (RI):

                                         SOUTH BAY MANOR, L.L.C.,
                                         a Delaware limited liability company

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

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                                         WEST BAY MANOR (RI):

                                         WEST BAY MANOR, L.L.C.,
                                         a Delaware limited liability company

                                         By: /s/ Jon A. DeLuca
                                             -----------------------------------
                                             Jon A. DeLuca
                                             Vice President and
                                             Chief Financial Officer

                                         TREEMONT RETIREMENT COMMUNITY (TX):

                                         INTEGRATED LIVING COMMUNITIES OF
                                         DALLAS, L.P.,
                                         a Delaware limited partnership

                                         By: Integrated Living Communities of
                                             Dallas Gen-Par, L.L.C.,
                                             a Delaware limited liability
                                             company,
                                             its General Partner

                                             By: /s/ Jon A. DeLuca
                                                 -------------------------------
                                                 Jon A. DeLuca
                                                 Vice President and
                                                 Chief Financial Officer

                                      S-8
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                                         PURCHASER:

                                         CNL RETIREMENT CORP., A FLORIDA
                                         CORPORATION

                                             By: /s/ Marcel Verbaas
                                                 -------------------------------
                                                 Marcel Verbaas
                                                 Chief Investment Officer

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